UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 23, 2008
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                       FIRST NIAGARA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)
                           ---------------------------

         Delaware                                            42-1556195
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(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                       Identification Number)

6950 South Transit Road, P.O. Box 514, Lockport, NY             14095-0514
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (716) 625-7500
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                         (Registrant's telephone number)
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))



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Item 8.01         Other Events
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         On September 23, 2008, First Niagara Financial Group, Inc. issued a press release announcing the filing of a registration statement with the SEC for the offer and anticipated sale of approximately $100 million of shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

        (a) Financial Statements of Businesses Acquired. Not applicable.
        (b) Pro Forma Financial Information. Not applicable.
        (c) Shell Company Transactions. Not applicable.
        (d) Exhibits.

                  Exhibit No.             Description
                  -----------             -----------

                      99.1                Press Release dated September 23, 2008




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE:  September 23, 2008                   By: /s/ John Mineo
                                                --------------------------------
                                                John Mineo
                                                Senior Vice President and
                                                General Counsel
                                                (Duly authorized representative)